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                                                                   EXHIBIT 10.40



                         SALTON, INC. BOARD OF DIRECTORS
                                  COMPENSATION
                                      2005

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
Annual Retainer                                           $40,000 per annum

Meeting and Committee Fees                                $1,000 per committee and board meeting

Audit Committee Chair Fee                                 $4,000 per annum

Compensation Committee and Nominating and                 $2,000 per annum
  Governance Committee Chair Fee

Telephone Meeting or Attendance Via                       Fees are generally not paid for special telephonic
  Telephone                                               Board or Committee meetings except as otherwise
                                                          specifically approved by the Chairperson of the
                                                          Board or committee

Reimbursement of Expenses                                 All non-employee directors are reimbursed for
                                                          all expenses incurred in attending meeting of
                                                          the Board of Directors or any committee thereof
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